Information on Stock Options Granted and Exercised (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted-average fair value of options granted per share	$ 4.07	$ 4.16	$ 5.36
Cash received from options exercised	$ 35	$ 96	$ 35
Tax benefit realized on options exercised	1	7	5
Aggregate intrinsic value of options exercised	$ 9	$ 38	$ 17